UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 14, 2019

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
 (808) 543-5662

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 14, 2019, the board of directors (the “Board”) of Hawaiian Electric Industries, Inc. (“HEI”) amended and restated HEI’s Bylaws, effective immediately (as so amended and restated, the “Bylaws”). The amendments (i) add a proxy access right, (ii) update the advance notice bylaws, (iii) require nominees for director to make certain representations and (iv) establish the position of Vice Chairman of the Board.

Specifically:

•
Article IIIA has been added to the Bylaws to permit a shareholder, or a group of up to 20 shareholders, owning at least 3% of HEI’s outstanding common stock continuously for at least three years to nominate and include in HEI’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the shareholders and the nominees satisfy the requirements specified in the Bylaws. Proxy access will first be available to shareholders in connection with HEI’s 2020 annual meeting.

•
Article II, Section 2 and Article III, Section 2, which set forth the advance notice requirements with respect to shareholder proposals and nominations, have been revised to reflect that, beginning with respect to the 2020 annual meeting, in order to be timely, shareholder proposals and nominations must be delivered to HEI’s principal executive officers not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual meeting of shareholders. The amendments to the advance notice bylaws include additional updates and requirements, including requiring disclosure of ownership of derivative securities and that information be updated as of the record date for the meeting.

•	Article III, Section 14 of the Bylaws was added to require that all nominees for director provide certain information, representations and agreements to HEI in order to be eligible for election.

•	Article IV of the Bylaws was amended to establish the position of Vice Chairman of the Board.

The foregoing summary of the provisions of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 3.1	Amended and Restated Bylaws of Hawaiian Electric Industries, Inc., effective February 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)
/s/ Gregory C. Hazelton
Gregory C. Hazelton
Executive Vice President, Chief Financial
Officer and Treasurer
(Principal Financial Officer)

Date: February 19, 2019

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.1	Amended and Restated Bylaws of Hawaiian Electric Industries, Inc., effective February 14, 2019

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